Fees Summary	Aug. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 747,720,000
Previously Paid Amount	0
Total Fee Amount	110,363.47
Total Offset Amount	0
Net Fee	$ 110,363.47